As filed with the Securities and Exchange Commission on June 8, 2004

Registration No. 333-115604

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-effective Amendment No. 1

to the

FORM S-4

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	4812	74-3005133
(State of Incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

For information regarding additional registrants, see “Table of Guarantors”

401 Carlson Circle

San Marcos, TX 78666

(512) 878-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Andrew Kever, Esq.

Senior Vice President and General Counsel

Grande Communications Holdings, Inc.

401 Carlson Circle

San Marcos, TX 78666

(512) 878-4000

(Name, address, including zip code, and telephone number, including area code, of registrant’s agent for service)

Copies to:

Steven M. Kaufman, Esq.

John B. Beckman, Esq.

Hogan & Hartson L.L.P.

555 Thirteenth Street, N.W.

Washington, D.C. 20004

(202) 637-5600

Approximate date of commencement of proposed sale of the securities to the public:    From time to time after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered		Proposed maximum offering(1)		Proposed maximum aggregate offering(1)		Amount of registration fee
14% Senior Secured Notes due 2011	$136,000,000		100%		$136,000,000		$17,232	*
Guarantees of 14% Senior Secured Notes due 2011		(2)		(2)		(2)		(2)

*	A fee of $17,232 was previously paid.
(1)	Calculated in accordance with Rule 457(b)(2) under the Securities Act of 1933, as amended, based upon the book value of the 14% Senior Secured Notes sought in exchange.
(2)	The 14% Senior Secured Notes will be the obligations of Grande Communications Holdings, Inc. and will be guaranteed by its existing and future domestic restricted subsidiaries, other than certain immaterial subsidiaries. The registrants are hereby registering the guarantees. No additional consideration will be paid by the recipients of the notes for the guarantees and the guarantees will not be separately traded. Pursuant to Rule 457(n), no separate fee is payable for the guarantee.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF GUARANTORS

Name	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Grande Communications Networks, Inc.	Delaware	52-2229928
Grande Communications ClearSource, Inc.	Delaware	74-2864181
Grande Communications, Inc.	Delaware	74-2943487
Grande Communications Houston, Inc.	Delaware	74-3005134
Denton Telecom Partners I, L.P.	Delaware	71-0911268
Denton Telecom Investors I, L.L.C.	Delaware	None
Denton Telecom Holdings I, L.L.C.	Delaware	None

Explanatory Note to Amendment No. 1

This Amendment No. 1 to the Grande Communications Holdings, Inc. Registration Statement on Form S-4 has been filed solely for the purpose of filing certain exhibits to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

The exhibits to this registration statement are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

I

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

GRANDE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of Directors

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director

/s/ JOHN C. HOCKIN* John C. Hockin	Director

/s/ DAVID C. HULL, JR* David C. Hull, Jr.	Director

/s/ BRIAN LANDRUM* Brian Landrum	Director

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director

*	By Andrew Kever pursuant to power of attorney.

II

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

GRANDE COMMUNICATIONS NETWORKS, INC.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of Directors

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director

/s/ JOHN C. HOCKIN* John C. Hockin	Director

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director

/s/ BRIAN LANDRUM* Brian Landrum	Director

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director

*	By Andrew Kever pursuant to power of attorney.

III

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

GRANDE COMMUNICATIONS CLEARSOURCE, INC.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of Directors

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director

/s/ JOHN C. HOCKIN* John C. Hockin	Director

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director

/s/ BRIAN LANDRUM* Brian Landrum	Director

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director

*	By Andrew Kever pursuant to power of attorney.

IV

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

GRANDE COMMUNICATIONS, INC.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of Directors

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director

/s/ JOHN C. HOCKIN* John C. Hockin	Director

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director

/s/ BRIAN LANDRUM* Brian Landrum	Director

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director

*	By Andrew Kever pursuant to power of attorney.

V

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

GRANDE COMMUNICATIONS HOUSTON, INC.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of Directors

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director

/s/ JOHN C. HOCKIN* John C. Hockin	Director

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director

/s/ BRIAN LANDRUM* Brian Landrum	Director

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director

*	By Andrew Kever pursuant to power of attorney.

VI

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

DENTON TELECOM PARTNERS I, L.P.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board of the General Partner

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board of the General Partner (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of the General Partner

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director of the General Partner

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director of the General Partner

/s/ JOHN C. HOCKIN* John C. Hockin	Director of the General Partner

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director of the General Partner

/s/ BRIAN LANDRUM* Brian Landrum	Director of the General Partner

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director of the General Partner

*	By Andrew Kever pursuant to power of attorney.

VII

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

DENTON TELECOM INVESTORS I, L.L.C.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board of the Sole Member

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board of the Sole Member (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of the Sole Member

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director of the Sole Member

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director of the Sole Member

/s/ JOHN C. HOCKIN* John C. Hockin	Director of the Sole Member

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director of the Sole Member

/s/ BRIAN LANDRUM* Brian Landrum	Director of the Sole Member

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director of the Sole Member

*	By Andrew Kever pursuant to power of attorney.

VIII

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Marcos, State of Texas, on June 8, 2004.

DENTON TELECOM HOLDINGS I, L.L.C.

By:	/s/ WILLIAM E. MORROW
William E. Morrow, Chief Executive Officer, Vice Chairman of the Board of the Sole Member

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 8th day of June, 2004.

Signature	Title

/s/ WILLIAM E. MORROW* William E. Morrow	Chief Executive Officer, Vice Chairman of the Board of the Sole Member (Principal Executive Officer)

/s/ JAMES M. MANSOUR* James M. Mansour	Chairman of the Board of the Sole Member

/s/ MICHAEL L. WILFLEY* Michael L. Wilfley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

/s/ DUNCAN T. BUTLER, JR.* Duncan T. Butler, Jr.	Director of the Sole Member

/s/ JAMES M. HOAK, JR.* James M. Hoak, Jr.	Director of the Sole Member

/s/ JOHN C. HOCKIN* John C. Hockin	Director of the Sole Member

/s/ DAVID C. HULL, JR.* David C. Hull, Jr.	Director of the Sole Member

/s/ BRIAN LANDRUM* Brian Landrum	Director of the Sole Member

/s/ WILLIAM LAVERACK, JR.* William Laverack, Jr.	Director of the Sole Member

*	By Andrew Kever pursuant to power of attorney.

IX

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Restated Certificate of Incorporation of Grande Communications Holdings, Inc.

3.2*	Grande Communications Holdings, Inc. Bylaws

3.3**	Certificate of Incorporation of Grande Communications Networks, Inc.

3.4**	Grande Communications Networks, Inc. Bylaws

3.5**	Amended and Restated Certificate of Incorporation of Grande Communications ClearSource, Inc.

3.6**	Grande Merger Sub II Bylaws (Grande Communications ClearSource, Inc.)

3.7**	Restated Certificate of Incorporation of Grande Communications, Inc.

3.8**	Grande Communications, Inc. Amended and Restated Bylaws

3.9**	Certificate of Incorporation of Grande Communications Houston, Inc.

3.10**	Grande Communications Houston, Inc. Bylaws

3.11**	Certificate of Limited Partnership of Denton Telecom Partners I, L.P.

3.12**	Amended and Restated Agreement of Limited Partnership of Denton Telecom Partners I, L.P.

3.13**	Certificate of Formation of Denton Telecom Investors I, L.L.C.

3.14**	Amended and Restated Operating Agreement of Denton Telecom Investors I, L.L.C.

3.15**	Certificate of Formation of Denton Telecom Holdings I, L.L.C.

3.16**	Amended and Restated Operating Agreement of Denton Telecom Holdings I, L.L.C.

4.1**	Indenture, dated as of March 23, 2004, by and among Grande Communications Holdings, Inc., the Guarantors named therein and U.S. Bank National Association

4.2**	Registration Rights Agreement, dated as of March 23, 2004, by and among Grande Communications Holdings, Inc., the Guarantors named therein, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.

4.3**	Form of 14% Senior Secured Note due 2011

4.4**	Pledge and Security Agreement, dated March 23, 2004, by and among Grande Communications Holdings, Inc., Grande Communications Networks, Inc., Grande Communications ClearSource, Inc., Grande Communications, Inc., Grande Communications Houston, Inc., Denton Telecom Holdings I, L.L.C., Denton Telecom Investors I, L.L.C, Denton Telecom Partners I, L.P., and U.S. Bank National Association

5	Opinion of Hogan & Hartson L.L.P. concerning the legality of the exchange notes

10.1*	System Purchase Agreement by and between Grande Communications, Inc. and Marconi Communications, Inc., dated October 29, 2001, as amended

10.2*	Grande Communications Holdings, Inc. 2000 Stock Option Plan

10.3*	Employment Agreement, dated February 20, 2004 by and between Grande Communications Holdings, Inc. and William E. Morrow

10.4*	Fourth Amended and Restated Investor Rights Agreement, dated October 27, 2003 by and among Grande Communications Holdings, Inc., Current Investors, Founders and New Investors

10.5*	Lease Agreement between Grande Communications Networks, Inc. and GRC (TX) Limited Partnership, dated August 7, 2003

Exhibit No.	Description

12**	Statement re Computation of Ratios

21**	Subsidiaries of Registrants

23.1**	Consent of Ernst & Young LLP regarding the financial statements of Grande Communications Holdings, Inc., Grande Communications Networks, Inc., Grande Communications ClearSource, Inc., Grande Communications, Inc., Grande Communications Houston, Inc., Denton Telecom Partners I, L.P., Denton Telecom Holdings I, L.L.C. and Denton Telecom Investors I, L.L.C.

23.2†	Consent of Arthur Andersen LLP regarding the financial statements of ClearSource, Inc.

23.3	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5)

24.1**	Power of Attorney of Grande Communications Holdings, Inc.

24.2**	Power of Attorney of Grande Communications Networks, Inc.

24.3**	Power of Attorney of Grande Communications ClearSource, Inc.

24.4**	Power of Attorney of Grande Communications, Inc.

24.5**	Power of Attorney of Grande Communications Houston, Inc.

24.6**	Power of Attorney of Denton Telecom Partners I, L.P.

24.7**	Power of Attorney of Denton Telecom Holdings I, L.L.C.

24.8**	Power of Attorney of Denton Telecom Investors I, L.L.C.

25**	Statement of Eligibility of Trustee

99.1**	Form of Letter of Transmittal

99.2**	Form of Notice of Guaranteed Delivery

99.3**	Section 17-108 of the Delaware Revised Uniform Limited Partnership Act

99.4**	Section 18-108 of the Delaware Limited Liability Company Act

*	Incorporated by reference to Grande’s Registration Statement on Form S-1 filed with the SEC on May 18, 2004.
**	Previously filed.
†	The consent of Arthur Andersen LLP, the former independent public accountants for ClearSource, Inc. as of December 31, 2001 and 2000 and for each of the years then ended, included in this prospectus, could not be obtained after reasonable efforts and, accordingly, is being omitted pursuant to Rule 437a promulgated under the Securities Act of 1933, as amended. The absence of a consent from Arthur Andersen may limit recovery by investors on certain claims. In particular, and without limitation, investors will not be able to assert claims against Arthur Andersen under Section 11 of the Securities Act. In addition, because Arthur Andersen is no longer in existence, you will not be able to bring a claim against them under the Securities Act or otherwise be able to exercise effective remedies or collect judgments against them.